UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) July 17, 2024
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FEDERAL HOME LOAN BANK OF SAN FRANCISCO
(Exact name of registrant as specified in its charter)
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Federally chartered corporation	000-51398	94-6000630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
333 Bush Street, Suite 2700
San Francisco, CA 94104
(Address of principal executive offices, including zip code)
(415) 616-1000
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
—	—	—
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02(b) and (c) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 17, 2024, Kitty Payne, Senior Vice President, Controller, and principal accounting officer of the Federal Home Loan Bank of San Francisco (the “Bank”), tendered her resignation to the Bank, effective immediately.

Also on July 17, 2024, the Bank appointed Ludmila (Lucy) Sheftel as interim Controller and principal accounting officer. Ms. Sheftel, age 46, has held the position of Managing Director, Deputy Controller at the Bank since November 2021. Previously, Ms. Sheftel served as the Bank’s Managing Director, Acting Controller and principal accounting officer from March 2021 to November 2021. Prior to this, Ms. Sheftel served as Vice President, Director of Financial Accounting, Operations, and Reporting at the Bank, from August 2017 to March 2021. She joined the Bank in July 2009 as Assistant Vice President, Financial Reporting, and was promoted to Vice President, Director of Financial Reporting in 2017. Before joining the Bank, she worked with KPMG LLP for 7 years in its Financial Services Assurance practice. Prior to her tenure at KPMG LLP, Ms. Sheftel worked for PricewaterhouseCoopers ("PwC") in France in its international audit practice, and then in PwC’s San Francisco Financial Services Assurance practice. She is a Certified Public Accountant, member of the American Institute of Certified Public Accountants.

Ms. Sheftel was not selected pursuant to any arrangement or understanding between her and any other person. Ms. Sheftel has no familial relationships with any director or executive officer of the Bank, and there are no transactions between Ms. Sheftel and the Bank that would require disclosure under Item 404(a) of Regulation S-K.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of San Francisco

Date: July 22, 2024	By:	/s/ Anne Segrest McCulloch
Anne Segrest McCulloch Executive Vice President, Chief Legal Officer and Corporate Secretary